Non-controlling interests	12 Months Ended
Dec. 31, 2018
Non-controlling interests.
Non-controlling interests

25 Non-controlling interests

Following the acquisition of a majority stake in Acerta Pharma on 2 February 2016, the Group Financial Statements at 31 December 2018 reflect equity of $1,567m (2017: $1,676m; 2016: $1,808m) and total comprehensive losses of $109m (2017: losses of $132m; 2016: losses of $95m) attributable to the non-controlling interests, held by other parties, of Acerta Pharma B.V. and its subsidiaries. The following summarised financial information, for Acerta Pharma B.V. and its subsidiaries, is presented on a stand-alone basis since the acquisition date, and before the impact of Group-related adjustments, some of which are incorporated into this calculation of the loss attributable to the non-controlling interests:

	2018	2017	2016
	$m	$m	$m
Total Revenue	–	–	–
(Loss)/profit after tax	(9)	412	(212)
Other comprehensive income	–	–	–
Total comprehensive (loss)/income	(9)	412	(212)

	2018	2017	2016
	$m	$m	$m
Non-current assets	16	3	73
Current assets	526	904	79
Total assets	542	907	152
Current liabilities	(63)	(417)	(171)
Total liabilities	(63)	(417)	(171)
Net assets/(liabilities)	479	490	(19)

	2018	2017	2016
	$m	$m	$m
Net cash inflow/(outflow) from operating activities	7	5	(223)
Net cash (outflow)/inflow from investing activities	(4)	–	139
Increase/(decrease) in cash and cash equivalents in the year	3	5	(84)

The non-controlling interest in Acerta Pharma is subject to a put option, exercisable by the minority shareholders at certain points in the future, not earlier than the commercial launch of Calquence (acalabrutinib) in both the US and Europe and when the extent of the commercial opportunity has been fully established. This put option gives rise to a liability which is recorded at the present value of the expected redemption amount, calculated using a probability-weighted model based on forecast revenue and earnings of Acerta Pharma, and is recorded within Non-current other payables (see Note 19). The forecast revenue and earnings of Acerta Pharma will particularly be affected by the outcome of ongoing clinical trials and regulatory submissions relating to Calquence. If actual earnings are lower than forecast, the liability for the put option will decrease. Similarly, if actual earnings are higher than forecast, the liability for the put option will increase. The value of the liability is also sensitive to the expected timing of exercise. The amount of the liability is not directly correlated to time until the expected date of exercise. During the year, the liability was remeasured due to a change in the expected timing of the exercise of the put option, while during 2017, Calquence received regulatory approval in the US for the treatment of adult patients with mantle cell lymphoma (MCL) who have received at least one prior therapy. This approval has changed the weighted probability of certain outcomes in respect of the forecast earnings of Acerta Pharma and has brought forward the weighted average expected exercise date of the put option. The changes to these assumptions resulted in a decrease (2017: decrease; 2016 decrease) in the liability for the year before the effect of interest costs. On exercise of the put option, the associated cash flows will be disclosed as financing activities within the Consolidated Statement of Cash Flows.